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                          PACIFIC HORIZON FUNDS, INC.

                           Prime Fund, Treasury Fund

                         Supplement dated April 3, 1997
                       to Prospectuses dated July 1, 1996

Effective April 7, 1997, S Shares of the Prime Fund and Treasury Fund are available for purchase by sweep account customers of Bank of America National Trust and Savings Association, any of its banking affiliates and certain other financial service organizations such as banks or broker-dealers.